UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

INTERNATIONAL GAME TECHNOLOGY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000190903_1 R1.0.0.51160 INTERNATIONAL GAME TECHNOLOGY INTERNATIONAL GAME TECHNOLOGY C/O SHAREOWNER SERVICES P.O.BOX 64945 ST. PAUL, MN 55164-0945 Annual Meeting January 13, 2014 March 10, 2014 March 10, 2014 7:30 AM PDT The Modernist Room at The St. Regis San Francisco 125 3rd Street San Francisco, California

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000190903_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 24, 2014 to facilitate timely delivery.

Voting items 0000190903_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees 1a. Paget L. Alves 1b. Eric F. Brown 1c. Janice D. Chaffin 1d. Greg Creed 1e. Patti S. Hart 1f. Robert J. Miller 1g. Vincent L. Sadusky 1h. Philip G. Satre 1i. Tracey D. Weber The Board of Directors recommends you vote FOR proposals 2 and 3. 2. An advisory vote to approve International Game Technology's executive compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as International Game Technology's independent registered public accounting firm for the fiscal year ending September 30, 2014. The Board of Directors recommends you vote AGAINST the following proposal: 4. Stockholder proposal regarding proxy access. NOTE: WHETHER OR NOT ANY SPECIFICATION IS MADE, EACH OF THE PROXIES IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENT THEREOF.

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